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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 27, 2004
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                          MALAN REALTY INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)

          Michigan                      1-13092                  38-1841410
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

             30200 Telegraph Road, Suite 105                       48025
                 Bingham Farms, Michigan                           -----
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         (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number including area code: (248) 644-7110
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events

On August 27, 2004, Malan Realty Investors, Inc. ("the Company") plans to transfer its remaining assets to (and its remaining liabilities will be assumed by) the Malan Liquidating Trust (the "Liquidating Trust"), a Delaware statutory trust formed by the Company, in accordance with the Company's Plan of Liquidation, which was approved by the Company's shareholders in August 2002. The last day of trading of the Company's common stock on the New York Stock Exchange will be August 27, 2004, and the Company's stock transfer books will be closed as of the close of business on such date.

The Company plans to file a Form 15 with the Securities and Exchange Commission (the "Commission") to terminate the registration of the Company's common stock under the Securities Exchange Act of 1934 (the "Exchange Act") and the Company will cease filing reports under that act.





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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MALAN REALTY INVESTORS, INC.
                                        (registrant)


August 27, 2004                         By:    /s/ Melinda H. Hale
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                                               Melinda H. Hale
                                               Acting Chief Financial Officer






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